Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 06/30/02
Distribution Date: 07/25/02
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Balances
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
                                                                             Initial          Period End
   Securitization Value                                               $1,547,538,089        $741,421,902
   Reserve Account                                                       $81,245,750        $104,458,821
   Class A-1 Notes                                                      $180,000,000                  $0
   Class A-2 Notes                                                      $600,000,000                  $0
   Class A-3 Notes                                                      $300,000,000        $273,883,813
   Class A-4 Notes                                                      $389,660,000        $389,660,000
   Subordinated Note                                                     $30,951,089         $30,951,089
   Class B Certificates                                                  $46,927,000         $46,927,000

Current Collection Period
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   Beginning Securitization Value                                       $763,669,150
      Principal Reduction Amount                                         $22,247,248
   Ending Securitization Value                                          $741,421,902

   Calculation of Required 2000-A SUBI Collection Account Amount
      Collections
         Receipts of Monthly Payments                                    $15,853,509
         Sale Proceeds                                                    $4,845,621
         Termination Proceeds                                             $9,519,565
         Recovery Proceeds                                                  $427,932
      Total Collections                                                  $30,646,627

      Servicer Advances                                                   $4,764,560
      Reimbursement of Previous Servicer Advances                        ($6,270,320)

   Required 2000-A SUBI Collection Account Amount                        $29,140,867

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance               $15,751,355
   Current Period Monthly Payment Advance                                   $977,984
   Current Period Sales Proceeds Advance                                  $3,786,576
   Current Reimbursement of Previous Servicer Advance                    ($6,270,320)
   Ending Period Unreimbursed Previous Servicer Advances                 $14,245,595

Collection Account
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   Deposits to 2000-A SUBI Collection Account                            $29,140,867
   Withdrawals from 2000-A SUBI Collection Account
      Servicing Fees                                                        $636,391
      Note Distribution Account Deposit                                   $3,804,452
      Reserve Fund Deposit - Subordinated Noteholder Interest               $180,548
      Certificate Distribution Account Deposit                              $273,741
      Monthly Principal Distributable Amount                             $22,247,248
      Reserve Fund Deposit - Excess Collections                           $1,998,487
      Payments to Transferor                                                      $0
   Total Distributions from 2000-A SUBI Collection Account               $29,140,867

Note Distribution Account
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   Amount Deposited from the Collection Account                          $26,051,700
   Amount Deposited from the Reserve Account                                      $0
   Amount Paid to Noteholders                                            $26,051,700

Certificate Distribution Account
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   Amount Deposited from the Collection Account                             $273,741
   Amount Deposited from the Reserve Account                                      $0
   Amount Paid to Certificateholders                                        $273,741

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 06/30/02
Distribution Date: 07/25/02
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Distributions
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   Monthly Principal Distributable Amount                            Current Payment      Ending Balance   Per $1,000    Factor
   Class A-1 Notes                                                                $0                  $0        $0.00     0.00%
   Class A-2 Notes                                                                $0                  $0        $0.00     0.00%
   Class A-3 Notes                                                       $22,247,248        $273,883,813       $74.16    91.29%
   Class A-4 Notes                                                                $0        $389,660,000        $0.00   100.00%
   Subordinated Note                                                              $0         $30,951,089        $0.00   100.00%
   Class B Certificates                                                           $0         $46,927,000        $0.00   100.00%

   Interest Distributable Amount                                     Current Payment          Per $1,000
   Class A-1 Notes                                                                $0               $0.00
   Class A-2 Notes                                                                $0               $0.00
   Class A-3 Notes                                                        $1,638,592               $5.46
   Class A-4 Notes                                                        $2,165,860               $5.56
   Subordinated Note                                                        $180,548               $5.83
   Class B Certificates                                                     $273,741               $5.83

Carryover Shortfalls
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                                                              Prior Period Carryover     Current Payment   Per $1,000
   Class A-1 Interest Carryover Shortfall                                         $0                  $0           $0
   Class A-2 Interest Carryover Shortfall                                         $0                  $0           $0
   Class A-3 Interest Carryover Shortfall                                         $0                  $0           $0
   Class A-4 Interest Carryover Shortfall                                         $0                  $0           $0
   Subordinated Note Interest Carryover Shortfall                                 $0                  $0           $0
   Certificate Interest Carryover Shortfall                                       $0                  $0           $0

Reserve Account
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   Beginning Period Required Amount                                     $104,458,821
   Beginning Period Amount                                              $104,458,821
   Net Investment Earnings                                                  $142,622
   Current Period Deposit                                                 $2,179,035
   Reserve Fund Draw Amount                                                       $0
   Release of Excess Funds                                                $2,321,657
   Ending Period Required Amount                                        $104,458,821
   Ending Period Amount                                                 $104,458,821

Residual Value Losses
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                                                                      Current Period          Cumulative
   Net Sale Proceeds                                                     $10,054,025        $391,394,243
   Residual Values                                                       $10,436,844        $409,283,517
   Residual Value Losses                                                    $382,819         $17,889,274

Receivables Data
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   Beginning of Period Lease Balance                                    $840,465,499
   End of Period Lease Balance                                          $816,225,812

   Delinquencies Aging Profile - End of Period Lease Balance           Dollar Amount          Percentage
      Current                                                           $761,146,216              93.25%
      1-29 days                                                          $47,766,185               5.85%
      30-59 days                                                          $5,714,488               0.70%
      60-89 days                                                          $1,334,818               0.16%
      90-119 days                                                           $212,771               0.03%
      120+ days                                                              $51,333               0.01%
      Total                                                             $816,225,812             100.00%
      Delinquent Receivables +30 days past due                            $7,313,410               0.90%

   Credit Losses                                                      Current Period          Cumulative
      Liquidated Lease Balance                                              $793,829         $12,354,685
      Liquidation Proceeds                                                  $576,317          $8,895,366
      Recovery Proceeds                                                      $11,890            $287,129
      Net Credit Losses                                                     $205,622          $3,172,191

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.